SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                  December 25, 1998


    RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                    (Exact name of the registrant
               as specified in its charter)



Delaware            333-28025             41-1808858

(State or other    (Commission            (I.R.S. Employee
jurisdiction of   File No.)               Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                  55437
Minneapolis, Minnesota
(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the December 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation
1996-HS1     RFM2
1996-HS2     RFM2
1996-HS3     RFM2
1995-1          RFM2
1996-RHS4  RFM2
1997-HI1      RFM2
1997-HS2    RFM2
1997-HI3     RFM2
1997-GMACM4 RFM2
1997-HS5    RFM2
1998-HS1    RFM2
1998-HI2     RFM2
1998-HS3    RFM2
1998-RS1    RFM2

->


Item 7. Financial Statements and Exhibits (a) See attached monthly reports.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:     /s/Davee Olson
Name:   Davee Olson
Title: Chief Financial Officer
Dated  December 25, 1998










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:
Name:  Davee Olson
Title: Chief Financial Officer
Dated: December 25, 1998





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